DEBT	12 Months Ended
Jun. 27, 2018
Debt Disclosure [Abstract]
DEBT
Long-term debt consists of the following (in thousands):

	June 27, 2018	June 28, 2017
Revolving credit facility	$820,250	$392,250
5.00% notes	350,000	350,000
3.88% notes	300,000	300,000
2.60% notes	—	250,000
Capital lease obligations (see Note 8 - Leases)	43,018	45,417
Total long-term debt	1,513,268	1,337,667
Less unamortized debt issuance costs and discounts	(6,556)	(8,189)
Total long-term debt less unamortized debt issuance costs and discounts	1,506,712	1,329,478
Less current installments	(7,088)	(9,649)
	$1,499,624	$1,319,829

Excluding capital lease obligations (see Note 8 - Leases) and interest, our long-term debt maturities for the five fiscal years following June 27, 2018 and thereafter are as follows (in thousands):

Long-Term Debt
2019	$—
2020	—
2021	—
2022	820,250
2023	300,000
Thereafter	350,000
$1,470,250

Revolving Credit Facility
In September 2016, we amended the revolving credit facility to increase the borrowing capacity from $750.0 million to $1.0 billion. We capitalized debt issuance costs of $4.0 million associated with the amendment of the revolving credit facility, which are included in Other assets in the Consolidated Balance Sheets as of June 27, 2018. Additionally, in May 2018, an amendment to the revolving credit facility was executed. This amendment was executed to provide the ability to execute certain sale-leaseback transactions and to increase the restricted payment capacity. The related debt issuance costs of $1.6 million are also included in Other assets in the Consolidated Balance Sheets as of June 27, 2018.
Under the amended $1.0 billion revolving credit facility, the maturity date for $890.0 million of the facility was extended from March 12, 2020 to September 12, 2021 and the remaining $110.0 million remains due on March 12, 2020. The amended revolving credit facility generally bears interest of LIBOR plus an applicable margin, which is a function of our credit rating and debt to cash flow ratio, but is subject to a maximum of LIBOR plus 2.00%. For a period of 180 days following the third amendment to the revolving credit facility, we are paying interest at a rate of LIBOR plus 1.70% for a total of 3.79%. One month LIBOR at June 27, 2018 was approximately 2.09%.
During fiscal 2018, net borrowings of $428.0 million were drawn on the revolving credit facility, which included the $250.0 million utilized to repay the principal balance of the 2.60% notes that came due in May 2018. As of June 27, 2018, $179.8 million of credit was available under the revolving credit facility. During fiscal 2017, $250.0 million was drawn from the $1.0 billion revolving credit facility primarily to fund share repurchases. We repaid a total of $388.0 million of the revolving credit facility during fiscal 2017.
5.00% Notes
In September 2016, we completed the private offering of $350.0 million of our 5.00% senior notes due October 2024 (the “2024 Notes”). We received proceeds of $350.0 million and utilized the proceeds to fund a $300.0 million accelerated share repurchase agreement and to repay $50.0 million on the amended $1.0 billion revolving credit facility. See Note 1 - Nature of Operations and Summary of Significant Accounting Policies for additional disclosures related to the accelerated share repurchase agreement. The notes require semi-annual interest payments which began on April 1, 2017.
The indenture for the 2024 Notes contains certain covenants, including, but not limited to, limitations and restrictions on the ability of the Company and its Restricted Subsidiaries (as defined in the indenture) to (i) create liens on Principal Property (as defined in the Indenture) and (ii) merge, consolidate or amalgamate with or into any other person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of their property. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations.
2.60% and 3.88% Notes
In May 2013, we issued $550.0 million of notes consisting of two tranches - $250.0 million of 2.60% notes due in May 2018 and $300.0 million of 3.88% notes due in May 2023. The notes require semi-annual interest payments which began in the second quarter of fiscal 2014. In May 2018, we repaid $250.0 million that was due under our 2.60% notes utilizing availability on our revolving credit facility.
Financial Covenants
Our debt agreements contain various financial covenants that, among other things, require the maintenance of certain leverage and fixed charge coverage ratios. The financial covenants were not significantly changed as a result of the new and amended debt agreements. We are currently in compliance with all financial covenants.